UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 15, 2025
Date of Report (date of earliest event reported)
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Charlotte’s Web Holdings, Inc.
(Exact name of registrant as specified in its charter)
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British Columbia (State or other jurisdiction of incorporation or organization)	000-56364 (Commission File Number)	98-1508633 (I.R.S. Employer Identification Number)
700 Tech Court Louisville, Colorado 80027
(Address of principal executive offices and zip code)
(720) 617-7303
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 1, 2025 (the “Effective Date”), the board of directors of Charlotte’s Web Holdings, Inc. (the “Company”), appoint Borgia Walker to the Company’s board of directors, until her successor shall have been duly elected and qualified or until her earlier resignation or removal. Ms. Walker’s appointment to the Company’s board of directors follows the departure of Mr. Jonathan Atwood, who notified the Company and the board of directors of his resignation from the board of directors effective October 1, 2025. Ms. Walker’s term will expire concurrently with the 2026 annual general meeting of the shareholders. Ms. Borgia was appointed as one of the designee to the board of directors by British American Tobacco (BAT), pursuant to the Investor Rights Agreement between the Company and BT DE Investments Inc., dated November 14, 2022. Ms. Walker is not a party to any transaction with the Company reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Ms. Walker has served since December of 2023 as the Chief People Officer of Reynolds American, Inc., an American tobacco company that is a subsidiary of BAT. Ms. Walker joined Reynolds American, Inc in 1995 and has held multiple leadership roles, including Vice President of Strategic Projects, Vice President of Talent Organizational Effectiveness and Inclusion, and Vice President of HR Systems and Integrations. Ms. Walker is a member of the YWCA Board or Directors since September of 2019, and previously served on the Board of Directors of Allegacy Federal Credit Union from 2011 to 2023. She was recognized as an Outstanding Woman in Business by the Triad Business Journal in 2022. Ms. Walker is a licensed Certified Public Accountant in the State of Kentucky and holds a Master of Business Administration from Webster University and a Bachelor of Science in Accountancy from the University of Louisville.

Item 8.01 - Other Events.

On October 21, 2025, the Company issued a press release announcing the appointment of Ms. Walker to the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21th day of October, 2025.

CHARLOTTE’S WEB HOLDINGS, INC.

By:	/s/ Mindy Garrison
Name:	Mindy Garrison
Title:	Chief People Officer and Corporate Secretary
Date: October 21, 2025